                                                                    Exhibit 23.2

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of BUCA, Inc. on Form S-8 of our report dated January 21, 2000 (March 3, 2000 as to
Note 3), appearing in the Annual Report on Form 10-K of BUCA, Inc. for the fiscal year ended December 26, 1999.


                                          /s/ Deloitte & Touche, LLP
                                        -----------------------------------
                                        Deloitte & Touche, LLP

Minneapolis, MN
October 17, 2000